                                                                    Exhibit 4(a)
                                                      COMMON SHARES

                                             THIS CERTIFICATE IS TRANSFERABLE
                                                       IN NEW YORK
NUMBER
CU 19641
                                             CUSIP 185896 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE                                 LAWS OF THE STATE OF OHIO
                              CLEVELAND-CLIFFS INC

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
    CERTIFICATE NUMBER       REFERENCE           DATE           SHARES
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THIS CERTIFIES THAT






IS THE OWNER OF
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
FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF ONE DOLLAR EACH
                                       OF

Cleveland-Cliffs Inc, transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                               [SHARE CERTIFICATE]

      Witness the seal of the Company and the signatures of its duly authorized officers.

/s/ John E. Lenhard                    /s/ John S. Brinzo
SECRETARY                                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                   [CLEVELAND-CLIFFS INC OHIO CORPORATE SEAL]
                          AMERICAN BANK NOTE COMPANY.

COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
TRANSFER AGENT
AND REGISTRAR,
BY /s/ Stephen Cesso
AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common

TEN ENT   -as tenants by the entireties

JT TEN    -as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT-____________Custodian______________
                    (Cust)                 (Minor)
                    under Uniform Gifts to Minors

                  ACT_________________________
                              (State)
Additional abbreviations may also be used though not in the above list.

                              CLEVELAND-CLIFFS INC

      A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES WHICH CLEVELAND-CLIFFS INC IS AUTHORIZED TO ISSUE WILL BE MAILED TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF CLEVELAND-CLIFFS INC, 18TH FLOOR, DIAMOND BUILDING, 1100 SUPERIOR AVENUE, CLEVELAND, OHIO 44114-2589

For value received,______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

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_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________________________

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Attorney to transfer the said shares on the books of the within-named Company, with full power of substitution in the premises.
Dated,________________________

X ---------------------------------

This Certificate also evidences and entitles the holder hereof to certain Rights as set fourth in a Rights Agreement between Cleveland-Cliffs Inc and First Chicago Trust Company of New York, dated as of September 19, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cleveland-Cliffs Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and will no longer be evidenced by this Certificate. Cleveland-Cliffs Inc will mail to the holder of this Certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.